UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-16383               95-4352386
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                                   77002
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

         On April 6, 2005, the Company issued a press release announcing the intent to offer senior notes in a private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

     Exhibit
     Number                     Description
     -------                    -----------

      99.1         Press Release, dated April 6, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHENIERE ENERGY, INC.

        Date:  April 6, 2005              By:       /s/ Don A. Turkleson
                                                    --------------------
                                          Name:     Don A. Turkleson
                                          Title:    Senior Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX

     Exhibit
     Number        Description
     -------       -----------

      99.1         Press Release, dated April 6, 2005.